EXHIBIT 21.1
                        SUBSIDIARIES OF D.R. HORTON, INC.
                            As of September 30, 1998


                                            STATE OF
                                          INCORPORATION             DOING
               NAME                      OR ORGANIZATION         BUSINESS AS
-----------------------------------      ---------------     -------------------
DRHI, Inc.                                   Delaware
Meadows I, Ltd.                              Delaware
Meadows II, Ltd.                             Delaware
Meadows IV, Inc.                               Texas
Meadows V, Ltd.                              Delaware
Meadows IX, Inc.                            New Jersey
Meadows X, Inc.                             New Jersey
D.R. Horton Management Company, Ltd.      Texas Limited
                                           Partnership
D.R. Horton - Texas, Ltd.                 Texas Limited       D.R. Horton Custom
                                           Partnership              Homes
DHI Ranch, Ltd.                           Texas Limited
                                           Partnership
DRH Construction, Inc.                       Delaware
DRH Land Company, Inc.                      California
DRH Properties, Inc.                          Arizona
DRH Title Company - Southeast, Inc.          Delaware
DRH Title Company of Colorado, Inc.          Colorado
DRH Title Company of Florida, Inc.            Florida
DRH Title Company of Texas, Ltd.          Texas Limited
                                           Partnership
DRH Tucson Construction, Inc.                Delaware
D.R. Horton, Inc. - Louisville               Delaware         Mareli Development
                                                                & Construction
D.R. Horton, Inc. - Birmingham                Alabama            Regency Homes
D.R. Horton, Inc. - Denver                   Delaware        Trimark Communities
D.R. Horton Denver Management                Colorado
   Company, Inc.
D.R. Horton, Inc, - Greensboro               Delaware            Arappco Homes
D.R. Horton, Inc. - Los Angeles              Delaware

                                            STATE OF
                                          INCORPORATION             DOING
               NAME                      OR ORGANIZATION         BUSINESS AS
-----------------------------------      ---------------     -------------------
D.R. Horton Los Angeles Holding             California        D.R. Horton Custom
   Company, Inc.                                                    Homes
D.R. Horton Los Angeles Management          California
   Company, Inc.
D.R. Horton, Inc. - Minnesota                Delaware          Joe Miller Homes
D.R. Horton, Inc. - New Jersey               Delaware           SGS Communities
D.R. Horton, Inc. - Sacramento              California        D.R. Horton Custom
                                                                    Homes
D.R. Horton Sacramento Management           California
   Company, Inc.
D.R. Horton, Inc. - San Diego                Delaware
D.R. Horton San Diego Holding               California        D.R. Horton Custom
   Company, Inc.                                                    Homes
D.R. Horton San Diego Management            California
   Company, Inc.
D.R. Horton, Inc. - Torrey                   Delaware            Torrey Homes
Magnolia Homes Builders, Inc.                 Georgia           Magnolia Homes
Grand Realty Incorporated                   New Jersey
SGS Communities at Grand Quay, LLC          New Jersey         SGS Communities
SGS Communities at Battleground, LLC        New Jersey         SGS Communities
S. G. Torrey Atlanta, Ltd.                    Georgia
C. Richard Dobson Builders, Inc.             Virginia          Dobson Builders
Land Development, Inc.                       Virginia
D.R. Horton, Inc.-Portland                   Delaware           RMP Properties
DRH Title Company-Minnesota, Inc.            Delaware
Continental Homes, Inc.                      Delaware
KDB Homes, Inc.                              Delaware         Continental Homes
L&W Investments, Inc.                       California        Continental Homes
Continental Ranch, Inc.                      Delaware         Continental Homes
Continental Homes of Florida, Inc.            Florida         Continental Homes

                                            STATE OF
                                          INCORPORATION             DOING
               NAME                      OR ORGANIZATION         BUSINESS AS
-----------------------------------      ---------------     -------------------
CHI Construction Company                      Arizona
CHTEX of Texas, Inc.                         Delaware
CH Investments of Texas, Inc.                Delaware
Continental Homes of Texas, L.P.               Texas            Milburn Homes
                                                              Continental Homes
Surprise Village North, LLC                   Arizona
Continental Traditions, LLC                Arizona, LLC
CH Mortgage Company                          Colorado
CH Mortgage Company GP, Inc.                 Delaware
CH Mortgage Company LP, Inc.                 Delaware
CH Mortgage Company I, Ltd.               Texas Limited
                                           Partnership
Jefferson Creek, L.L.C.                  Virginia Limited
                                        Liability Company
Millstream, L.L.C.                       Virginia Limited
                                        Liability Company
Peaceford Meadows, L.L.C.                Virginia Limited
                                        Liability Company
Venture Management, L.L.C.               Virginia Limited
                                        Liability Company
Venture Management of                South Carolina Limited
   South Carolina, L.L.C.               Liability Company
Summerwalk Associates, L.L.C.        South Carolina Limited
                                        Liabiity Company
Riverside Glen, L.L.C.               South Carolina Limited
                                        Liability Company
Oak Park, L.L.C.                     South Carolina Limited
                                            Liability

                                            STATE OF
                                          INCORPORATION             DOING
               NAME                      OR ORGANIZATION         BUSINESS AS
-----------------------------------      ---------------     -------------------
Vinyard Green, L.L.C.                North Carolina Limited
                                        Liability Company